UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported October 18, 2015): October 19, 2015

Cyberonics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-19806 (Commission File Number)	76-0236465 (IRS Employer Identification No.)

100 Cyberonics Blvd.
Houston, TX 77058
(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code:  281-228-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                     Completion of Acquisition or Disposition of Assets.

On October 19, 2015, pursuant to the Transaction Agreement, dated as of March 23, 2015 (the “Transaction Agreement”), by and among Cyberonics, Inc. (“Cyberonics”), Sorin S.p.A. (“Sorin”), LivaNova PLC (“LivaNova”) and Cypher Merger Sub, Inc. (“Merger Sub”), (a) Sorin merged with and into LivaNova, with LivaNova continuing as the surviving company (the “Sorin Merger”) and (b) following the consummation of the Sorin Merger, Merger Sub merged with and into Cyberonics, with Cyberonics continuing as the surviving company and as a wholly-owned subsidiary of LivaNova (the “Cyberonics Merger” and, together with the Sorin Merger, the “Mergers”).

Pursuant to the Sorin Merger, each ordinary share, par value €1.00 per share, of Sorin (“Sorin Ordinary Shares”) that was outstanding as of immediately prior to the effective time of the Sorin Merger, other than Sorin Ordinary Shares held in the treasury of Sorin or owned of record by LivaNova, Cyberonics or Merger Sub, or any of their respective wholly-owned subsidiaries, was automatically cancelled and converted into the right to receive 0.0472 ordinary shares of nominal value £1.00 each in the share capital of LivaNova (“LivaNova Ordinary Shares”).

Pursuant to the Cyberonics Merger, each share of common stock, par value $0.01 per share, of Cyberonics (“Cyberonics Common Stock”) that was outstanding as of immediately prior to the effective time of the Cyberonics Merger, other than shares of Cyberonics Common Stock held in the treasury of Cyberonics or owned of record by LivaNova, Sorin or Merger Sub, or any of their respective wholly-owned subsidiaries, was automatically cancelled and converted into the right to receive one LivaNova Ordinary Share.

The issuance of LivaNova Ordinary Shares in connection with the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to LivaNova’s registration statement on Form S-4 (File No. 333-203510) filed with the United States Securities and Exchange Commission (“SEC”) on April 20, 2015 (as amended, the “Registration Statement”), and declared effective on August 19, 2015. The definitive proxy statement/prospectus of Cyberonics and LivaNova, dated August 21, 2015, that forms a part of the Registration Statement contains additional information about the Mergers and the other transactions contemplated by the Transaction Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of LivaNova, Cyberonics and Sorin in the Mergers.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), LivaNova is the successor issuer to Cyberonics. LivaNova Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act, and LivaNova is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder.  LivaNova Ordinary Shares were approved for listing on The NASDAQ Global Market (“NASDAQ”) and the main market of the London Stock Exchange (the “LSE”), in each case trading under the symbol “LIVN.”

Prior to the Mergers, shares of Cyberonics Common Stock were registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ, and Sorin Ordinary Shares were listed on the Mercato Telematico Azionario organized and managed by Borsa Italiana S.p.A. (the “Italian Stock Exchange”). The shares of Cyberonics Common Stock and the Sorin Ordinary Shares were suspended from trading on the NASDAQ and the Italian Stock Exchange, respectively, prior to the open of trading on October 19, 2015.  Cyberonics intends to file a Form 15 with the SEC to terminate the registration of the shares of Cyberonics Common Stock under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in approximately ten days.

The foregoing description of the Transaction Agreement and the Mergers does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement filed as Exhibit 2.1 to Cyberonics’ Current Report on Form 8-K dated as of March 23, 2015, and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Mergers, shares of Cyberonics Common Stock were registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ under the symbol “CYBX.” As a result of the Cyberonics Merger, each share of Cyberonics Common Stock was cancelled and automatically converted into the right to receive one LivaNova Ordinary Share. The shares of Cyberonics Common Shares were suspended from trading on NASDAQ effective as of the opening of trading on October 19, 2015. NASDAQ has filed a Form 25 on Cyberonics’ behalf to withdraw shares of Cyberonics Common Stock from listing and terminate the registration of such shares under Section 12(b) of the Exchange Act. Cyberonics intends to file a Form 15 with the SEC to terminate the registration of the shares of Cyberonics Common Stock under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03                     Material Modification to Rights of Securityholders.

In connection with the Mergers, on October 19, 2015, each share of Cyberonics Common Stock was cancelled and automatically converted into the right to receive one LivaNova Ordinary Share. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01                     Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Mergers, on October 18, 2015, Daniel J. Moore notified Cyberonics of his decision to resign as President and Chief Executive Officer of Cyberonics and from Cyberonics’ board of directors, effective as of immediately prior to the effective time of the Cyberonics Merger, and Guy C. Jackson, Joseph E. Laptewicz, Jr., Hugh M. Morrison, Alfred J. Novak, Arthur L. Rosenthal and Jon T. Tremmel notified Cyberonics of their decisions to resign from Cyberonics’ board of directors, effective upon the effective time of the Cyberonics Merger. None of these resignations were a result of any disagreement with Cyberonics, its management or its board of directors.  Pursuant to the Transaction Agreement, at the effective time of the Cyberonics Merger, the sole member of the board of directors of Merger Sub immediately prior to the effective time of the Cyberonics Merger, Brian Sheridan, became the sole member of the board of directors of Cyberonics as the surviving corporation in the Cyberonics Merger.

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2015, in connection with the consummation of the Mergers, Cyberonics amended and restated its Amended and Restated Certificate of Incorporation. Effective that same date, Cyberonics amended and restated its Amended and Restated Bylaws. The Certificate of Incorporation of Cyberonics and the Amended and Restated Bylaws of Cyberonics are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Prior to the Mergers, Cyberonics’ fiscal year ended on the last Friday in April of each year.  The fiscal year of LivaNova, which became the successor issuer to Cyberonics on October 19, 2015 as described under Item 2.01 above in connection with the consummation of the Mergers, begins on January 1 and ends on December 31 of each year. LivaNova will file with the SEC a Transition Report on Form 10-Q for the period beginning on April 25, 2015 and ending on October 18, 2015 and a Transition Report on Form 10-K for the period beginning on April 25, 2015 and ending on December 31, 2015 in connection with such succession.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 2.1.
Transaction Agreement, dated as of March 23, 2015, by and among Cyberonics, Inc., Sorin S.p.A., LivaNova PLC (f/k/a Sand Holdco Limited) and Cypher Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of Cyberonics, Inc.’s Current Report on Form 8-K, dated March 23, 2015).

Exhibit 3.1.	Amended and Restated Articles of Incorporation of Cyberonics, Inc.
Exhibit 3.2.	Amended and Restated Bylaws of Cyberonics, Inc.

Safe Harbor Statement

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements can be identified by the use of forward-looking terminology, including “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” or other similar words.  Statements contained in this press release are based on information presently available to LivaNova and Cyberonics and assumptions that the parties believe to be reasonable.  LivaNova and Cyberonics are not assuming any duty to update this information if those facts change or if the assumptions are no longer believed to be reasonable.  Investors are cautioned that all such statements involve risks and uncertainties, including without limitation, statements concerning developing novel opportunities in heart failure, sleep apnea and percutaneous mitral valve, creating new innovative solutions that benefit patients, healthcare professionals, and healthcare systems, and building significant shareholder value.  Important factors that may cause actual results to differ include, but are not limited to:  risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; the inability of LivaNova or Cyberonics to meet expectations regarding the timing, completion and accounting and tax treatments; risks relating to unanticipated costs of integration, including operating costs, customer loss or business disruption being greater than expected; reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; unanticipated changes relating to competitive factors in the industries in which the company operates; the ability to hire and retain key personnel; the ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the company; international, national or local economic, social or political conditions that could adversely affect the company or its customers; conditions in the credit markets; risks to the industries in which LivaNova and Cyberonics operate that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by Cyberonics and LivaNova and the analogous section in annual reports and other documents filed from time to time by Sorin with the Italian financial market regulator (CONSOB); risks associated with assumptions made in connection with critical accounting estimates and legal proceedings; LivaNova’s and Cyberonics’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs.  The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in Cyberonics’ Annual Report on Form 10-K, as amended from time to time, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC by Cyberonics and LivaNova and those described in Sorin’s annual reports, registration documents and other documents filed from time to time with CONSOB by Sorin. LivaNova and Cyberonics do not give any assurance (1) that LivaNova or Cyberonics will achieve their expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

By:/s/ David S. Wise
Name: David S. Wise
Title: Secretary
October 19, 2015

EXHIBIT INDEX

Exhibit Number	Description
2.1
Transaction Agreement, dated as of March 23, 2015, by and among Cyberonics, Inc., Sorin S.p.A., LivaNova PLC (f/k/a Sand Holdco Limited) and Cypher Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of Cyberonics, Inc.’s Current Report on Form 8-K, dated March 23, 2015).

3.1	Certificate of Incorporation of Cyberonics, Inc.
3.2	Amended and Restated Bylaws of Cyberonics, Inc.